Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) - Recurring Basis - Significant Other Observable Inputs Assets / (Liabilities) (Level 2) - USD ($)
$ in Thousands
	Dec. 31, 2019	Dec. 31, 2018
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Interest rate swaps	$ (15,019)	$ (5,038)
Bunker swaps	(2,850)	(3,972)
Bunker call options	147	350
Total	$ (17,722)	$ (8,660)